EXHIBIT 10.3

                 FORM OF FORGIVENESS OF DEBT AND GENERAL RELEASE

         The undersigned,_____________, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby irrevocably forgive the indebtedness of Eline Entertainment Group, Inc., a Nevada corporation also known as Mammoth Entertainment (the "Company"), in the amount of $__________, together with any and all other amounts which the Company may currently owe the Releasors (as hereinafter defined), and hereby irrevocably waives any obligation of the Company to perform under any agreement, contract or other document to which the Releasors may be a party, whether written or oral, and forever releases the Company from such agreement.

         The undersigned, its subsidiaries, affiliates, agents, officers, directors, shareholders, employees, representatives, insurers, employees, and legal representatives (collectively, the "Releasors") do hereby further forever release and discharge the Company, its subsidiaries, officers, directors, shareholders, agents, representatives, insurers, employees, and legal representatives, and each of them respectively (collectively, the "Releasees") from any and all liability now accrued or that may hereafter accrue on account of any and all claims, demands, causes of action, damages, costs, expenses, attorneys' fees, compensation, commissions (whether past or future), and all consequential damages on account of or in any way growing out of any and all contracts, agreements or relationships between the Releasors and Releasees which Releasors may raise from the beginning of time until the end of time.

         And for the consideration of aforesaid, the undersigned does hereby covenant and agree as follows:

         1. That I/it have had the opportunity of the benefit of counsel of my own attorneys; and that I fully understand the terms of this Forgiveness of Debt and General Release; and that I am making full and final forgiveness of all claims or obligations of every nature and character against the parties hereby released.

         2. That this Forgiveness of Debt and General Release shall be irrevocably binding upon my death on my beneficiaries, spouse, dependents, heirs, children, estate and legal representatives, and all other persons or entities.

         3. I hereby warrant that I have the authority to execute this Forgiveness of Debt and General Release on behalf of the undersigned and all other Releasors.

         IN WITNESS WHEREOF, I have hereunto set hand(s) and seal(s) and delivered these presents at __________________ this ____ day of September, 2002.

Signed, sealed and delivered in the presence of:

____________________________            ____________________________
(Witness)

____________________________
(Witness)